UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2003

Commission File Number: 1-11008

CATALINA MARKETING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	33-0499007 (I.R.S. Employer Identification Number)

200 Carillon Parkway, St. Petersburg, Florida (Address of Principal Executive Offices)	33716-2325 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (727) 579-5000

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
Press Release dated November 24, 2003

Item 5.	Other Events and Regulation FD Disclosure

Item 7.	Financial Statements and Exhibits

Signatures

Exhibit 99.1	Press Release dated November 24, 2003

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Item 5. Other Events and Regulation FD Disclosure

     As further described in a press release issued on November 24, 2003, as attached hereto as Exhibit 99.1, Catalina Marketing Corporation (the Company) announced plans to reorganize the Company, which may include the possible sale or divestiture of certain business units, including its direct mail division, Catalina Marketing Direct Marketing Services, its custom research division, Catalina Marketing Research Solutions, and Pacific Media, a Tokyo-based outdoor advertising business. In connection with this reorganization plan, the Company has accepted the resignation of Patricia A. Melanson, Group President, whose resignation is effective December 1, 2003.

Item 7. Financial Statements and Exhibits

     Exhibit 99.1 – Press Release

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized and caused the undersigned to sign this report on the registrant’s behalf.

November 25, 2003	CATALINA MARKETING CORPORATION

(Registrant)

/s/ Christopher W. Wolf

Christopher W. Wolf Executive Vice President and Chief Financial Officer (Authorized officer of Registrant and principal financial officer)

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